UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 31, 2014

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EMULEX CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-31353	51-0300558
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3333 Susan Street
Costa Mesa, California 92626
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (714) 662-5600
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement.

On March 31, 2014, Emulex Corporation (the "Company") and Broadcom Corporation ("Broadcom") entered into a Dismissal and Standstill Agreement (the "Dismissal Agreement") pursuant to which Emulex and Broadcom entered into certain understandings with respect to outstanding claims relating to and arising out of the patent infringement suit identified as Broadcom Corporation v. Emulex Corporation, Civil Action No. 8:09-cv-01058 (C.D. Cal.) (the “Litigation”), brought by Broadcom against Emulex.

Pursuant to the terms of the Dismissal Agreement:

(i)    Emulex has agreed to pay Broadcom, a non-refundable, non-cancelable dismissal and standstill fee in the amount of $5 million;

(ii)    Emulex and Broadcom have agreed to dismiss, without prejudice, the unresolved claims by Broadcom in the Litigation which were scheduled to be considered in a retrial scheduled for September 2014 (the "Dismissed Claims");

(iii)    Emulex and Broadcom have jointly submitted a request for ORDER ON JOINT STIPULATION TO DISMISS CLAIMS WITHOUT PREJUDICE AND VACATE TRIAL DATE to the relevant court, and the court issued such ORDER ON JOINT STIPULATION TO DISMISS CLAIMS WITHOUT PREJUDICE AND VACATE TRIAL DATE on April 2, 2014;

(iv)    Broadcom has agreed, for a period of one year from entering into the Dismissal Agreement, to provide advance notice to Emulex of future patent assertions, and to participate in good faith dispute resolution procedures; and

(v)    Broadcom has agreed to a one-year standstill in making any claims against Emulex, its subsidiaries or customers, or any third party suppliers of serializer/deserializer function blocks to Emulex. The standstill applies only to the extent the Broadcom claims would allege infringement of the SerDes Patents (as defined below) based solely on the use, manufacture, sale or import of certain Emulex products that were accused in the Litigation (“Standstill Products”). For purposes of the Dismissal Agreement, "SerDes Patents" means (i) U.S. Patent Nos. 6,424,194; 7,038,516; 7,215,169; 7,486,124; and 7,724,057, and (ii) any reissues, foreign counterparts, continuations, continuations-in-part, divisionals or reexaminations of the patents listed in clause (i). The Dismissal Agreement does not prevent, after the expiration of the one year standstill, Broadcom from bringing an infringement claim seeking an injunction or damages with respect to infringement of the SerDes Patents relating to the Standstill Products.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMULEX CORPORATION
Date: April 2, 2014	BY: /s/Jeffrey Benck
Jeffrey Benck
President and Chief Executive Officer

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